U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): May 19, 2008

Commission File Number: 333-144597

SUNCROSS EXPLORATION CORPORATION
(Name of Small Business Issuer in its Charter)

NEVADA	98-0441861
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification No.)

435 Martin Street, Suite 3150
Blaine, Washington 98230
(Address of principal executive offices)

(604) 377 -8855
(Issuer Telephone Number)

                 Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 14, 2008, Suncross Exploration Corporation (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of Nevada (the “Amendment”).  The Amendment had an effective date of May 19, 2008, and was approved by a consent to action without meeting of the Board of Directors of the Company and the Company’s majority shareholder, Hugh Downing (representing 10,000,000 shares or 84.6% of the Company’s outstanding common stock) on May 14, 2008.

Pursuant to the Amendment, the Company increased its authorized shares of common stock from 100,000,000 shares of common stock, $0.001 par value per share to 300,000,000 shares of common stock, $0.001 par value per share (“Common Stock”), and reauthorized 20,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”).

The Amendment also provides that shares of Preferred Stock of the Company may be issued from time to time in one or more series, each of which shall have such distinctive designation or title as shall be determined by the Board of Directors of the Company prior to the issuance of any shares thereof.  Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof.  The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all the then outstanding shares of the capital stock of the Company entitled to vote generally in the election of the directors (the “Voting Stock”), voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

The Amendment further provided for a 19:1 forward stock split of the Company’s issued and outstanding shares of Common Stock as of May 19, 2008 (the “Stock Split”).  In connection with the Stock Split, the National Association of Securities Dealers Automated Quotation (“NASDAQ”) issued the Company a new trading symbol, “SCXC.”  The new symbol is effective May 19, 2008.  Shares of common stock issuable in connection with the Stock Split are payable upon surrender of certificates held by the Company’s record shareholders.  Subsequent to the Stock Split, the Company has 224,641,750 shares of common stock issued and outstanding.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit
3.1*	Certificate of Amendment to Articles of Incorporation

* Filed herewith.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNCROSS EXPLORATION CORPORATION

/s/ Hugh Downing
Hugh Downing
Chief Executive Officer

                May 21, 2008